UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 240.14a-12

Universal Technical Institute, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! UNIVERSAL TECHNICAL INSTITUTE, INC. 2023 Annual Meeting Vote by March 1, 2023 11:59 PM ET UNIVERSAL TECHNICAL INSTITUTE, INC. 4225 EAST WINDROSE DRIVE SUITE 200 PHOENIX, ARIZONA 85032 D94652-P84084 You invested in UNIVERSAL TECHNICAL INSTITUTE, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on March 2, 2023. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to February 16, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and March 2, 2023 7:30 AM central time vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/UTI2023 *Please check the meeting materials for any special requirements for meeting attendance. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of four (4) Class I Directors Nominees: 1a. David A. Blaszkiewicz For 1b. Robert T. DeVincenzi For 1c. Jerome A. Grant For 1d. Shannon Okinaka For 2. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for For the year ending September 30, 2023. 3. To approve, on an advisory basis, the compensation of the Company’s named executive officers. For 4. To approve, on an advisory basis, the frequency of future advisory votes on the compensation of the Company’s named 1 Year executive officers. NOTE: If any other matters properly come before the meeting or any postponement or adjournment thereof, the persons named as proxies on the proxy card will vote in their discretion. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D94653-P84084